Institutional Advisors LargeCap Fund

Prospectus Dated

March 31, 2009

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of the Fund’s shares or determined whether this Prospectus is accurate or complete.  Anyone who tells you otherwise is committing a crime.

Institutional Advisors LargeCap Fund • 259 N. Radnor-Chester Road, Radnor Court, Ste. 120, Radnor, PA 19087

This Page Intentionally Left Blank

Institutional Advisors LargeCap Fund (the “Fund”) is one of two series of Conestoga Funds (the “Trust”), a registered open-end management investment company.  Institutional Advisors LLC (the “Adviser”) serves as the Fund’s investment adviser.

It is important to keep in mind that mutual fund shares are subject to investment risk, including possible loss of the money invested.  The Fund, like all mutual funds, is designed to be part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

Shares of the Fund are:

•	Not insured by the Federal Deposit Insurance Corporation (“FDIC”);

•	Not deposits or other obligations of, or guaranteed by National Penn Bank, any of its affiliates, or any other bank; and

•	Subject to possible investment risks, including possible loss of amount invested.

RISK/RETURN SUMMARY

Investment Objective

The Fund seeks to provide long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of large-capitalization companies (companies in the capitalization range of the Standard & Poor’s 500 Index (“S&P 500 Index”), which was $488.7 million to $406.1 billion as of December 31, 2008).  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. Equity securities include convertible securities and domestic common stocks, among other things.

Although it is not a growth fund, the Fund may be suitable for investors who seek the high growth potential opportunities of large- capitalization companies.  The Adviser uses a bottom-up approach in selecting securities across a variety of sectors with earnings growth that it expects will exceed that of the S&P 500 Index ; where fundamental financial characteristics appear to be strong; where the business model offers sustainable competitive advantage; and where management has an important ownership stake in the company.

The Adviser’s style can best be described as a long-term, disciplined investment approach aimed at providing clients with strong returns, but which is absent of leverage, aggressive or untested techniques, and market timing.  The Adviser focuses on providing superior investment performance along with reduced volatility, offering disciplined proprietary investment strategies, while maintaining broad sector and portfolio diversification.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund.  The Fund is subject to the following principal risks, more fully described in the Section of this Prospectus entitled “Risk Factors”.  The Fund’s net asset value and total returns may be adversely affected if any of the following occurs:

•	The market values of securities acquired by the Fund decline.

•	The Adviser does not execute the Fund’s principal investment strategies effectively.

•	Security prices fluctuate in response to events affecting an issuer’s profitability or viability.

•	A company’s earnings do not increase as expected.

•	There is no assurance that large companies can withstand serious deterioration during periods of severe economic distress.

An investment in the Fund is not a deposit of National Penn Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

No performance information for the Fund is provided as it is new.  Please refer to the Investment Performance Section below for performance information of the National Penn Investors Trust Company (“NPITC”) Equity Fund, a separate account managed by Institutional Advisors, a business unit of National Penn Investors Trust Company, the predecessor investment entity to the Adviser in a fashion that is in all material respects equivalent to the management of the Fund.

Fees and Expenses

This Section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)[1]
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50% (See table below)
Maximum deferred sales charge (load) [2] (as a percentage of the lower of purchase or sale price)	None
Sales charge imposed on reinvested dividends	None
Redemption fees	None
Exchange fees	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.70%
Distribution (12b-1) Fees [3]	0.03%
Shareholder Servicing Fees[3]	0.07%

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Other Expenses[4]	0.10%
Total Annual Fund Operating Expenses	1.90%
Fee Waiver[5]	(0.55)%
Net Annual Fund Operating Expenses	1.35%

[1] You may be charged additional fees if you buy, exchange, or sell shares through a broker or agent.

[2] A deferred sales charge of up to 0.75% may be imposed only on redemptions of $1,000,000 and above that occur in the first year after purchase.  The charge will be based on either the cost of the shares or the net asset value (“NAV”) at the time of redemption, whichever is lower.

[3] Unlike the arrangements between many investment advisers and the funds they manage, the Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees, fees and expenses of the Independent Trustees, taxes, interest and extraordinary expenses.  Although the Fund has adopted a Rule 12b-1 Distribution Plan and Shareholder Servicing Plan, which permit the Fund to pay up to 0.50% of its average daily net assets for providing services to Fund shareholders under such plans, it is estimated that the total shareholder distribution and shareholder servicing fees for the upcoming fiscal year will total 0.10%.

[4]	This is an estimated amount for the upcoming fiscal year.

[5] The Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.35% of the Fund’s average daily net assets until at least January 29, 2010.

Example

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year that the Fund’s operating expenses remain the same, and that dividends and distributions are reinvested.*  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$689	$1,074

* The Example reflects the contractual expense limitation set forth in the notes to the Fund Expense table appearing above.

INVESTMENT PERFORMANCE

As discussed above, the Fund does not have performance information, as it is new, but the chart below provides the past performance of the NPITC Equity Fund, a separate account managed by Institutional Advisors, a business unit of National Penn Investors Trust Company, the predecessor investment entity to the Adviser in a fashion that is in all material respects equivalent to the management of the Fund.  The NPITC Equity Fund was formed in January 1997, and was managed by Terry Morris, the portfolio manager of the Fund, who, at the time, worked for Investors Trust Company, a subsidiary of National Penn
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Bancshares.  In May 2005, Investors Trust Company changed its name to National Penn Investors Trust Company which continued to manage the NPITC Equity Fund until March 31, 2009, when the remaining net assets of the NPITC Equity Fund were transferred into the Institutional Advisors LargeCap Fund.

The data below reflects NPITC Equity Fund’s performance information over a period before the Fund’s registration statement became effective; the relevant account was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act; and if the relevant account was registered under the 1940 Act, its performance may have been adversely affected.  The prior performance has been restated to reflect the imposition of the total expenses of the Fund for its initial fiscal year rather than the actual expenses of the NPITC Equity Fund.

The portfolio composition of the NPITC Equity Fund may be materially different from that of the S&P 500 Index shown below.  The S&P 500 Index cannot be purchased and is shown for comparative purposes only.  The performance information for S&P 500 Index reflects no deductions for fees, expenses or taxes.  Past performance of the NPITC Equity Fund is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the chart, the NPITC Equity  Fund’s best performing quarter was for the three months ended December 31, 1999: 20.99%.  During the same period, the NPITC Equity  Fund’s worst performing quarter was for the three months ended December 31st, 2008: -20.57%.

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Average Annual Total Returns

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 Year	5 Year	10 Year	Since Inception[a]
NPITC Equity Fund	-29.9%	-0.5%	0.1%	3.8%
S&P 500 Index [b]	-37.0%	-2.2%	-1.4%	3.4%

a The NPITC Equity Fund’s inception date is January 1, 1997.

b The S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

INVESTMENTS

Principal Investments — Additional Information

Equity securities in which the Fund may invest under normal circumstances to achieve its investment objective include the following, among other things:

▪
Convertible securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock.  They are characterized by higher yields than common stocks, but lower yields than comparable non-convertible securities, less price fluctuation than the underlying common stock since they have fixed income characteristics, and the potential for capital appreciation if the market price of the underlying common stock increases.

▪
Common stock.  Common stock is a type of security that represents ownership in a corporation. Common stock generally have outperformed bonds and preferred shares in the long run.  Holders of common stock exercise control by electing a board of directors and voting on corporate policy but are on the bottom of the priority ladder in the event of liquidation. Common stockholders have rights to a company's assets only after bond holders, preferred shareholders and other debt holders are paid in full.

▪	For a more complete description of which securities the Fund can invest in and securities ratings, see the Statement of Additional Information (“SAI”).

For cash management or temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in bank deposits of the custodian or other money market
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instruments.  In addition, the Fund will not purchase debt obligations other than in extraordinary circumstances.  This may reduce the benefits of any upswing in the market and may cause the Fund to fail to meet its investment objective.

RISK FACTORS

As with all mutual funds, investing in the Fund involves certain risks.  There is no guarantee that the Fund will meet its investment objective, and there is never any assurance that the Fund will perform as it has in the past.  You can lose money by investing in the Fund, if you sell your shares at a value below your original cost.

The Fund may use various investment techniques, some of which involve greater amounts of risk than others.  To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

The Fund is subject to the following principal risks:

▪
Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability.  Unlike debt securities which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations.  For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.

▪
Market risk is the risk that the market value of a security may go up or down, sometimes rapidly.  These fluctuations may cause the security to be worth more or less than it was at the time it was acquired.  Market risk may involve a single security or a particular sector.

▪
Management risk is the risk that the Fund management team’s investment strategy may not produce the intended results.  Management risk also involves the possibility that the Fund management team fails to execute an investment strategy effectively.

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MANAGEMENT OF THE FUND

About the Trust

The Board of Trustees of the Trust (the “Board”) has the overall responsibility for the management of the Fund.

Investment Adviser

The Adviser is an indirect wholly owned subsidiary of National Penn Bancshares, Inc. and is registered as an investment adviser with the SEC.  It is located at 2201 Ridgewood Road, Suite 180, Wyomissing, PA 19610.  As of December 31, 2008, the Adviser has responsibility for approximately $307 million in assets.

The Adviser supervises and assists in the overall management of the affairs of the Fund, subject to oversight by the Board.  For performing these services during the fiscal year ending September 30, 2009, the Adviser is expected to receive a management fee of 1.15% (net of fee waivers) of the average daily net assets of the Fund.  The Adviser, at its own expense, and from its own resources and without reimbursement from the Fund, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund, subject to applicable laws and regulations.

A discussion of the approval of the Fund’s investment advisory agreement will be included in the Fund's first Semi-Annual Report.

Portfolio Manager

Terry L. Morris is primarily responsible for the day-to-day management of the Fund’s portfolio.

He is a Senior Vice President of both the Adviser and of National Penn Investors Trust Company, and has more than thirty years of investment experience.  As Senior Vice President, Mr. Morris oversees management of all separate account equity strategies of the Adviser and of National Penn Investors Trust Company.  Further, he directly manages both large-cap and mid-cap equity portfolios at the Adviser and at National Penn Investors Trust Company.

Mr. Morris joined the Adviser at the firm’s inception in 2009, and held the same position at Institutional Advisors, a business unit of National Penn Investors Trust Company, the predecessor

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investment entity to the Adviser, since it was formed in 2006.   Mr. Morris began his career in the investment services industry in 1977, with Prudential Bache Securities in Raleigh, North Carolina.  Upon his relocation in 1984, to Pennsylvania, he served as Portfolio Manager, first at Commonwealth Bank, and later at Meridian Asset Management, and its successor, CoreStates Asset Management.  In 1996, he joined National Penn Investors Trust Company, a subsidiary of National Penn Bancshares, to design, implement and manage ongoing the company’s equity selection process.

Mr. Morris received his Bachelor of Science degree from The Pennsylvania State University.  He is a member of Market Technicians Association, the CFA Institute, and Financial Analysts of Philadelphia.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of the Fund’s shares.

HOW THE FUND VALUES ITS SHARES

The Fund calculates its share price, called its net asset value per share (“NAV”), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”), which is normally at 4:00 p.m. Eastern Time.  A business day is a day on which the NYSE is open for trading.

The NAV is calculated by adding up the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

NAV =	Total Assets Less Liabilities
Number of Shares Outstanding

You can request the Fund’s current NAV by calling the Fund at 1-800-292-2660 or your Authorized Dealer, as defined below.  The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board.  The Board has delegated

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the fair valuation of the Fund’s portfolio securities to a Pricing Committee, comprised of the Adviser’s personnel and one or more Trustees.  The Committee determines a portfolio security’s fair value in accordance with guidelines approved by the Board.  The Committee periodically presents reports of its activities to the Board.

A security’s market quotation may not be considered “readily available” in situations in which: (i) a quoting dealer no longer provides prices, or data is otherwise missing with respect to a particular security priced by that dealer; (ii) there is no market quotation available because the security is restricted or not actively traded; (iii) the security’s price includes a component for dividends or interest income accrued; or (iv) spreads between bids and asked prices are so large as to render them questionable.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions.  In this regard, consideration must be given to significant events that have occurred after the exchange or market has closed but before the time as of which the Fund’s NAV is calculated.  Significant events may relate to a single issuer or to an entire market sector, or significant fluctuations in a domestic market.

Fair value represents a good faith approximation of the value of a security.  A security’s valuation may differ depending on the method used for determining value.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV.  As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

INVESTING IN THE FUND

This section provides information to assist you in buying and redeeming shares of the Fund.  You may buy or redeem shares on any business day at a price based on the NAV that is calculated after you place your order.  Please read the entire Prospectus carefully before buying shares of the Fund.

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How to Purchase Shares

You may purchase shares of the Fund through a broker-dealer with whom the Fund’s distributor has entered into a sales agreement (an “Authorized Dealer”) or directly from the Fund.  The Fund will be deemed to have received a purchase or redemption order when an Authorized Dealer accepts the order.  Authorized Dealers may charge a fee for handling your purchase or redemption order.  If you place your order before the close of regular trading on the NYSE, you will receive the NAV that the Fund calculates that day.  Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated.  The Fund reserves the right to reject any request to purchase shares of the Fund.

The minimum initial investment is $2,500; there is no minimum for subsequent investments.  The minimum investment required to open an account will be waived for employees of the Adviser and its affiliates.  In addition, the minimum investment required may be waived when the Fund is purchased for an IRA account, a managed account, within qualified retirement plans, or in other similar circumstances.

Purchase Procedures

If you choose to purchase shares of the Fund through an Authorized Dealer, you should contact the Authorized Dealer in person or by telephone.

The Trust has established an anti-money laundering compliance program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”).  In order to ensure compliance with the USA PATRIOT Act, the Fund must obtain the following information for all registered owners and all authorized individuals (corporate accounts require additional documentation):

▪	Full name;

▪	Date of birth;

▪	Social Security number; and

▪	Permanent street address (a post office box is not acceptable).

Please note that your application will be returned if any information is missing.  If you require additional assistance when completing your application, please call 1-800-292-2660.

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If you wish to purchase shares directly through the Fund, you can do so by mail or by telephone once you have established an account.  To establish an account, complete an account application and mail it with a check, bank draft or money order to:

* by Regular U.S. Mail or by Overnight Mail	Institutional Advisors LargeCap Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147

The Fund will not accept third-party checks (originally payable to someone other than you or the Fund).

Additional purchases may be made by mail, using the addresses above, or by calling 1-800-292-2660.  Payment for additional shares must be made by check, bank draft, money order or by wire.  To pay by wire, you should:

h by Wire
Call the Fund at 1-800-292-2660 prior to the close of regular trading on the NYSE before wiring any funds to give notice of the purchase and to receive specific instructions.  You will be asked to specify the number or dollar amount of shares that you wish to buy.  Funds must be wired the same day that your trade is placed.

Pre-Authorized Investment Plan.  You can also purchase shares through a pre-authorized investment plan.  Under the plan, your personal bank account is automatically debited on a monthly or quarterly basis to purchase shares of the Fund.  You will receive the NAV as of the date the debit is made.  To set up your plan, please call the Fund at 1-800-292-2660.  The minimum amount to purchase shares through a pre-authorized investment plan is $500.

Retirement Plans.  You can also purchase shares of the Fund as part of your retirement portfolio.  Your Authorized Dealer can set up your new account under one of several tax-deferred retirement plans, including IRAs and Keoghs.  Please contact your Authorized Dealer or the Fund for details regarding an IRA, Keogh or other retirement plan that works best for your financial situation.

Frequent Purchases and Redemptions of Fund Shares (“Market Timing”)

Market Timing can be defined as frequent purchases and redemptions of Fund shares through the use of market-generated data.  Market Timing allows investors to take advantage of market

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inefficiencies, sometimes to the disadvantage of other shareholders.  Market Timing can disrupt portfolio investment strategies and may increase Fund expenses, a result of increased portfolio turnover, for all shareholders, including long-term shareholders who do not generate these costs.  In addition, Market Timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.  Market Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques.

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in Market Timing.  Therefore, it is the Fund’s policy to discourage and prevent Market Timing.  To achieve this goal, the Board has adopted the following policies and procedures:

▪
Prevention.  The Fund employs “fair value” pricing, as described in this Prospectus under “How The Fund Values Its Shares,” to minimize the discrepancies between a security’s market quotation and its perceived market value.   Fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange.  When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to Market Timing activity.

▪
Detection and Remedies.  Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being Market Timing.  The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected Market Timing based on short-term purchase/sale activity indicative of Market Timing with another fund family or investment option.  Short-term purchase/sale activity is defined as a purchase of the Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase.  Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries.  If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund’s transfer agent to freeze the account to liquidation only.

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Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent.  These transactions are analyzed for offsetting purchase activity.  If short-term trading trends are detected, an appropriate course is taken.  The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.  These restrictions apply uniformly among all shareholders.

▪
Cooperation.  Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited, and the Fund cannot guarantee to identify or prevent every instance of inappropriate trading.

In most cases, the Fund depends on cooperation from financial intermediaries with respect to monitoring and discouraging Market Timing.  This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary.  The Fund often does not have immediate access to individual account-level activity for those investing through an intermediary and generally must request information about this activity rather than receiving it automatically.  In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Fund.

If the value of the activity and frequency indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only.  Each financial intermediary may have unique capabilities and processes for handling these situations.  The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

The Fund does not have any arrangements intended to permit trading in contravention of the policies described in this section of the Prospectus.  The Fund may modify the Market Timing policies at any time.

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How to Redeem Shares

You may redeem shares on any business day through the Fund or your Authorized Dealer.  Redemption requests must meet all the following requirements to be considered in the proper form:

➢	Written and signed instructions must be received from the registered owner(s).

➢	A letter or a stock power signed by the registered owner(s) must include a signature guarantee by an acceptable guarantor. See “Signature guarantees” below.

➢	In the case of shares held in the name of a corporation, trust, fiduciary or partnership, the Fund must receive evidence of authority to sign and a stock power with signature(s) guaranteed.

Redemption Procedures

Method of Redemption	Instructions

To redeem your shares by mail, you should send the Fund a signed letter of instruction indicating your fund account number, amount of redemption, and where to send the proceeds.  Please make sure all parties required to sign the redemption request have done so.  Send your request to:

* by Regular U.S. Mail or by Overnight Mail	Institutional Advisors LargeCap Fund c/o Mutual Shareholder Services, LLC 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147
( by Telephone
To redeem your shares by telephone, call the Fund at 1-800-292-2660 or your Authorized Dealer between the hours of 9:30 a.m. and 4:00 p.m. Eastern Time on any business day. You may redeem your shares by telephone only if you have authorized telephone redemption on your account application.

Payment for Redeemed Shares

Payment for redeemed shares will be made by mailing a check to you generally within three business days, but in no case, longer than seven days after your request is received in proper form.  If you would like to receive payment for redeemed shares through wire transfer, your funds will generally be wired the business day following the day your redemption request is received in proper

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form, but in no case take longer than seven days.  To receive your proceeds by wire, you should provide the Fund with the name, location, ABA or bank routing number of your bank and your bank account number.  Sufficient information must be included in your redemption request for the Fund to process the order.

Additional Information About Redemptions

Systematic Withdrawal Plan.  Under a systematic withdrawal plan, you may withdraw a set amount ($250 minimum) at regular time intervals as long as you have a beginning account balance of at least $10,000.  If you would like to take advantage of this or any other shareholder services that the Fund provides, please call your account representative at 1-800-292-2660 to obtain the appropriate forms.  This or other shareholder services may be changed or terminated at any time with 60 days’ notice.

Waiting period.  Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

Signature guarantees.  If your redemption proceeds exceed $10,000, or if you instruct the Fund to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution.  Signatures may be guaranteed only by one of the following:  a U.S. bank, trust company, credit union or savings association; a foreign bank that has a U.S. correspondent bank; a U.S. registered dealer or broker in securities, municipal securities or government securities; or a U.S. national securities exchange, a registered securities association or a clearing agency.

If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Telephone policies.  To purchase or sell shares by telephone directly through the Fund, you must authorize the Fund to accept telephone instructions.  If you do, the Fund will accept instructions from people who it believes are authorized to act on your behalf.  The Fund will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized.  Neither the Fund nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.  During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to

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purchase or request a redemption of shares.  If this occurs, please consider using the other purchase or redemption procedures described in this Prospectus.  Alternative procedures may take longer to purchase or redeem your shares.

Automatic redemption; redemption in kind.  If the value of your account falls below $2,500 (for reasons other than changes in the value of your shares), the Trust may automatically liquidate your account and send you the proceeds.  The Trust will send you a notice at least 60 days before doing this.  To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares “in kind.”  For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Trust may send you shares of securities of comparable value from the Fund’s portfolio.  You will incur brokerage costs on the sale of shares of securities received in an in-kind distribution.

Suspension of the Right of Redemption.  The Fund may suspend your right to redeem your shares under any of the following circumstances:

•	during non-routine closings of the NYSE;

•	when the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or

•	when the SEC orders a suspension to protect the Fund’s shareholders.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan, under which shareholder servicing agents provide administrative and support services to their customers.   Mutual Shareholder Services, LLC provides these services to the Fund, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.  Although the Fund has adopted a Shareholder Servicing Plan, which permits the Fund to pay 0.25% of its average daily net assets for providing services to Fund shareholders under such plans, it is estimated that the total shareholder servicing fees when combined with any Rule 12b-1 fees (see “Distribution Fees” below) for the fiscal year ending September 30, 2009, will not exceed 0.10%.

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The Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers.  The Fund may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares.  Shareholder servicing agents may waive all or a portion of their fee periodically.

Distribution Fees

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act on behalf of the Fund (the “Distribution Plan”).  Distribution and selling services as permitted under the Distribution Plan are provided to the Fund by Rafferty Capital Markets, LLC (the "Distributor") or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares.

Although the Distribution Plan permits the Fund to pay a monthly fee at an annual rate of up to 0.25% of its average daily net assets for providing sales and distribution services to Fund shareholders, it is estimated that the total Rule 12b-1 fees when combined with any shareholder servicing fees (see “Shareholder Servicing Plan” above) for the upcoming fiscal year will not exceed 0.10% of the Fund’s average daily net assets. Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the SAI for more details regarding this Plan.

Calculation of Sales Charges

The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates* are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.50%	5.80%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above	0.00%	0.00%

* You may be eligible for a reduction or waiver of this charge under certain circumstances.  See below for details.

17

Sales Charge Waivers

This section includes all the information you need to determine whether you are eligible for any sales charge reduction.  The Adviser will completely waive the sales charge in the following cases:

  a.  Purchases by:

    i.  current and retired Fund Trustees or officers; and

    ii.  directors, trustees, managers, officers, employees, and family members of employees of the Adviser or its affiliates.

  b. Purchases through a fiduciary or advisory account with a bank, bank trust department, or registered investment adviser.

  c. Reinvestment of proceeds from a liquidation distribution of Fund shares held in a deferred compensation plan, agency, trust, or custody account.

  d. Purchases for fee-based investment products or accounts.

   e. Purchases by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with plan assets greater than $5,000,000, and IRA rollovers from such plans. For those purchases of $1 million or more, if the Distributor pays a concession to the dealer of record, a deferred sales charge of 0.75% will be charged to the shareholder if any of those shares are redeemed in the first year after purchase, but this charge will not apply to those shareholders who would otherwise qualify for the sales charge waiver.  This charge will be based on either the cost of the shares or net asset value at the time of redemption, whichever is lower. There will be no deferred sales charge on reinvested distributions.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
The Fund passes along its investment earnings to shareholders in the form of dividends and capital gains distributions.  Dividends are the net income from investments after expenses.  The Fund declares and pays dividends from its net investment income annually.  If there are any short-term capital gains on the sale of investments, they are distributed as necessary.  Normally, the Fund will pay any long-term capital gains once a year.

You can receive dividends and distributions in one of the following ways:

18

•
Reinvestment.  You can automatically reinvest your dividends and distributions in additional shares of the Fund.  This option is followed by the Fund unless you indicate another choice on your account application.

•	Cash. The Fund will send you a check no later than seven days after the payable date.
•
Partial reinvestment.  The Fund will automatically reinvest the dividends in additional shares of the Fund and pay your capital gain distributions to you in cash.  Or, the Fund will automatically reinvest your capital gain distributions and send you your dividends in cash.

•
Direct deposit.  In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account.  Under normal circumstances, the transfer agent will transfer the funds within seven days of the payment date.  To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.

You may choose your distribution method on your original account application.  If you would like to change the option you selected, please call the Fund at 1-800-292-2660 or your Authorized Dealer.

Taxes
It is important for you to be aware of the following information about the tax treatment of your investment.

▪
Qualified dividends received from the Fund by non-corporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund.  Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income.  Distributions of the Fund’s long-term capital gains are taxable as long-term capital gains.

▪
Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares of the Fund.  They may also be subject to state and local taxes.

19

▪
If you purchase shares of the Fund shortly before it declares a dividend or a distribution, you will be “buying a dividend” — that is, a portion of your investment in the Fund may be returned to you in the form of a taxable distribution.

▪	Dividends from the Fund that are attributable to interest on certain U.S. government obligations may be exempt from certain state and local income taxes.

▪	Certain dividends and distributions paid to you in January may be taxable as if they had been paid to you the previous December.

▪	The Fund will mail you tax statements every January showing the amounts and tax status of distributions you received. The Fund will also furnish you tax basis information.

▪
When you redeem shares of the Fund, you may recognize a capital gain or loss for tax purposes equal to the difference between the cost of the shares you redeem and the price you receive when you redeem them.

▪	Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

▪	You should review the more detailed discussion of federal income tax considerations in the SAI.

The Fund provides this tax information for your general information.  You should consult your own tax adviser about the tax consequences of investing in the Fund.

ADDITIONAL INFORMATION

Performance

Once the Fund has been in operation for enough time to establish a performance history, financial publications may compare the Fund’s performance to the performance of various indices and investments for which reliable performance data is available.  These publications may also compare the Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  In addition, from time to time, the Fund may advertise

20

total return information.  Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Shareholder Communications

The Fund may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary.  Investors may request that the Fund send these documents to each shareholder individually by calling the Trust at 1-800-292-2660.

21

 INSTITUTIONAL ADVISORS LARGECAP FUND

259 N. Radnor-Chester Road
Radnor Court, Suite 120
Radnor, PA 19087
1-800-292-2660

INVESTMENT ADVISER
Institutional Advisors LLC
2201 Ridgewood Road, Suite 180
Wyomissing, PA 19610

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
1835 Market Street 26th Floor
Philadelphia, PA 19103

CUSTODIAN
UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, MO 64106

DISTRIBUTOR
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference.  To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Fund, you may call the Fund at 1-800-292-2660 or write to the Fund at Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087, or call your Authorized Dealer.

You may also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  Call 1-202-551-8090 to obtain information on the operation of the SEC’s Public Reference Room.  This information is also available on the SEC’s Internet site at http://www.sec.gov.  Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20459-0102.

You may also obtain a copy of the Fund’s Prospectus from the Institutional Advisors LargeCap Fund worldwide web site at www.ialfx.com.

Investment Company Act File No. 333-90720

22

STATEMENT OF ADDITIONAL INFORMATION

CONESTOGA FUNDS

Institutional Advisors LargeCap Fund

March 31, 2009

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus of the Institutional Advisors LargeCap Fund (the “Fund”) dated March 31, 2009 (the “Prospectus”).  This SAI is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus may be obtained by writing the Fund’s distributor, or by calling toll free 1-800-292-2660.

INVESTMENT ADVISER
Institutional Advisors LLC
2201 Ridgewood Road, Suite 180
Wyomissing, PA 19610

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
1835 Market Street 26th Floor
Philadelphia, PA 19103

CUSTODIAN
UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, MO 64106

DISTRIBUTOR
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

STATEMENT OF ADDITIONAL INFORMATION

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 6, 2002.  The Trust is an open-end management investment company consisting of two diversified series of units of beneficial interest (“shares”), the Institutional Advisors LargeCap Fund (the “Fund”) and the Conestoga Small Cap Fund.  The information contained in this Statement of Additional Information (“SAI”) expands on subjects discussed in the Fund’s Prospectus.  The Conestoga Small Cap Fund is offered by a separate Prospectus and SAI.

Capitalized terms not defined herein are used as defined in the Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

Investment Objective

The Fund’s investment objective is non-fundamental, meaning that it may be changed by a majority vote of the Board of Trustees of the Trust (the “Board”) at any time without shareholder approval.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Fund’s investment policies set forth in the Prospectus.  The Fund’s investments in the securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any issuer, security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

The following sections list the Fund’s investment policies, limitations, and restrictions.  The securities in which the Fund can invest and the risks associated with these securities are discussed in the section entitled “Instruments in Which the Fund Can invest.”

Fundamental Investment Limitations

The following investment limitations are fundamental.  Any fundamental investment policy or limitation may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.  Such majority is defined as the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.  There can be no assurance that the Fund will achieve its investment objective.

1.  Borrowing

The Fund may not borrow money, except that the Fund may borrow money and enter into commitments to purchase securities and instruments in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets, including the amount borrowed.  The Fund will not purchase any security while any borrowings in excess of 5% of its total assets are outstanding.

2.  Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.)

3.  Concentration

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

4.  Diversification

The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

5.  Lending

The Fund may not make loans, except that the Fund may: (a) purchase publicly issued debt securities; and (b) enter into repurchase transactions.

6.  Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or mortgages on real estate or securities of companies engaged in the real estate business or in any business related to mortgages or real estate).

7.  Senior Securities

The Fund may not issue any senior security (as defined in the 1940 Act), except that:  (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

8.  Underwriting

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

Non-Fundamental Investment Limitations

The following limitations are non-fundamental, meaning that they may be changed by a majority vote of the Board at any time without shareholder approval.

1. Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them.  Such securities include, but are not limited to, time deposits, repurchase agreements with maturities longer than seven days, and certain securities restricted from resale under the Securities Act.

Securities that may be resold pursuant to Rule 144A under the Securities Act, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.  Institutional Advisors, LLC, the Fund’s investment adviser (the “Adviser”), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors, in accordance with guidelines approved by the Board.  The Board will retain oversight of these determinations and continue to monitor the Fund’s investments in these securities.

2. Borrowing

The Fund will not borrow for leveraging purposes meaning that it will not purchase investment securities while borrowings in excess of 5% of its total assets are outstanding.

Instruments in Which the Fund Can Invest

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies, and limitations.  The Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Fund’s Prospectus and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Fund may, following notice to its shareholders, take advantage of other investment practices which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in the Fund’s Prospectus and this SAI.

Exchange Traded Funds.  Exchange Traded Funds (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange.  ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities which replicates, or is a representative sample of, a particular index and which is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  The Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case the Fund would be unable to sell any ETF shares that it holds until trading is resumed.  In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline.  An overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include: (i) the possibility that an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) that under certain circumstances an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Futures Contracts.  The Fund may enter into futures contracts, options on futures contracts, and stock index futures contracts and options thereon.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges.  Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”), a U.S. government agency.

Although futures contracts (other than those relating to indexes) by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without delivery.  Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been “sold” or “selling” a contract previously purchased) in an identical contract to terminate the position.  The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a futures commission merchant or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and may be changed.  Futures commission merchants may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.  The Fund may also enter into such transactions in order to terminate existing positions.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.  The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund’s futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund’s ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Restrictions on the Use of Futures Contracts.  The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes or as a substitute for the underlying securities to gain market exposure to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets.  In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets.

In accordance with CFTC regulations, the Trust, as a registered investment company, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.  In connection with this exclusion, the Trust has undertaken to submit to any CFTC special calls for information.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to Securities and Exchange Commission (“SEC”) requirements.  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if the Fund “covers” a long position.  For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.  Where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into futures contracts may be limited by requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a registered investment company.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market, which may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions.  The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Fund involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged.  It is also possible that the Fund could both lose money on futures contracts and also experience a decline in the value of its portfolio securities.  There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

Options.  The Fund may sell (write) call options that are traded on national securities exchanges with respect to common stock in its portfolio.  The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.  The Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone.  The Fund may also write call options as a partial hedge against a possible stock market decline.  In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.  As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised.  So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.  The Fund retains the risk of loss should the value of the underlying security decline.  The Fund may also enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option.  Although the writing of call options only on national securities exchanges increases the likelihood of the Fund’s ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.  The writing of call options could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Restricted Securities.  Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.

If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares.

Reverse Repurchase Agreements.  The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such agreement, the Fund would sell a portfolio security to a financial institution such as a bank or broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse Repurchase Agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Temporary Defensive Measures -- Short-Term Obligations.  These include high quality, short-term obligations such as domestic commercial paper (including variable-amount master demand notes), bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements.  The Fund may hold up to 100% of its assets in these instruments, which may result in performance that is inconsistent with its investment objective.

Short-Term Corporate Obligations.  Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs.  Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an

NRSRO that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Bankers’ Acceptances.  Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ Acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit.  Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  CDs and demand and time deposits invested in by the Fund will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Foreign Time Deposits. Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank.  Canadian Time Deposits are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks.

Commercial Paper.  Commercial paper (“CP”) consists of unsecured promissory notes issued by corporations.  CP issues normally mature in less than nine months and have fixed rates of return.  The Fund will purchase only CP rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality to instruments that are rated high quality by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.  For a description of the rating symbols of each NRSRO, see the Appendix to this SAI.

Repurchase Agreements.  Securities held by the Fund may be subject to Repurchase Agreements, pursuant to which the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Warrants.  Warrants are securities that give an investor the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Portfolio Turnover.

The Fund’s portfolio turnover rate is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Fund’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the Chief Executive Officer of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.  In none of these arrangements does the Fund or any “affiliated person” of the Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	National Penn Investors Trust Company, as agent for Institutional Advisors LLC	Daily
Transfer Agent	Mutual Shareholder Services, LLC	Daily
Custodian	UMB Bank, N.A.	Daily
Independent Registered Public Accounting Firm	Briggs, Bunting & Dougherty, LLP	Annual Reporting Period: one business day after end of reporting period. Periodically, as necessary for performance of ongoing audit services.
Legal Counsel	Kramer Levin Naftalis & Frankel LLP	Up to 30 days before filing with the SEC.
Consultant	Conestoga Capital Advisors, LLC Maxwell Associates, LLC	Daily Daily

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

VALUATION OF PORTFOLIO SECURITIES

The net asset value (“NAV”) of the Fund is determined, and the shares of the Fund are priced as of the valuation time indicated in the Prospectus on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  Currently, the NYSE will not open in observance of the following holidays:  New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or, when one of these holidays fall on a Saturday or Sunday, the preceding Friday or subsequent Monday.  This closing schedule is subject to change.

For purposes of computing the NAV of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  Securities traded in the over-the-counter market are valued on the basis of the last sale price.  If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices.  Securities for which market quotations are not readily available, and securities for which it is determined that market quotations do not accurately reflect their value, are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board. The Board annually reviews the reliability of the method used to value portfolio securities for which market quotations are not readily available.

PERFORMANCE

Once the Fund has been in operation for a period of time sufficient to establish a performance history,, the “average annual total return” and “total return” of an investment in the Fund’s shares may be advertised.  An explanation of how total returns are calculated and the components of those calculations are set forth below.

Total Returns - General.  Total return information may be useful to investors in reviewing the Fund’s performance.  The Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns of the Fund for the 1, 5, and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter.  This enables an investor to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  Investments in the Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis.  When redeemed, an investor’s shares may be worth more or less than their original cost.  Total return for any given past period are not a prediction or representation by the Trust of future rates of return on its shares.  The total returns of the shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

Total Returns Before Taxes.  The “average annual total return before taxes” of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative “total return before taxes” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return Before Taxes
P

Total Returns After Taxes on Distributions.  The “average annual total return after taxes on distributions” of the Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVD”), according to the following formula:

(ATVD/P)1/n-1 = Average Annual Total Return After Taxes on Distributions

The cumulative “total return after taxes on distributions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVD - P = Total Return After Taxes on Distributions
       P

Total Returns After Taxes on Distributions and Redemptions.  The “average annual total return after taxes on distributions and redemptions” of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an ending value at the end of the periods shown (“ATVDR”), according to the following formula:

(ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on
  Distributions and Redemptions

The cumulative “total return after taxes on distributions and redemptions” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis.  Total return after taxes on distributions is determined as follows:

ATVDR - P = Total Return After Taxes on Distributions and Redemptions
P

From time to time the Fund may also quote an “average annual total return at NAV” or a cumulative “total return at NAV.”  It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment (without considering sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.  After the Fund has established a performance history, the Fund may publish the ranking of its performance by Lipper, Inc., a widely recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Fund against all other funds in similar categories.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars:  highest (5), above average (4), neutral (3), below average (2), and lowest (1).  Ten percent of the funds, series or classes in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

The total return on an investment made in the Fund may be compared with the performance for the same period of one or more of the following indices: Consumer Price Index and the Standard & Poor’s 500 Index.  Other indices may be used from time to time.  The Consumer Price Index generally is considered to be a measure of inflation.  The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance.  The foregoing indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs and taxes into consideration, as these items are not applicable to indices.

From time to time, the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  The Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on the Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.  The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the Adviser’s views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.)  The Fund may also include in advertisements charts, graphs, or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund.  Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.  With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders.  Performance information is generally available by calling 1-800-292-2660.

Investors may also judge, and the Fund may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, and Morgan Stanley, and in publications.  In addition to performance information, general information about the Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund’s returns will fluctuate and its share values and returns are not guaranteed.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In connection with certain servicing plans, the Fund has made certain commitments that: (i) provide for one or more brokers to accept on the Fund’s behalf, purchase and redemption orders; (ii) authorize such brokers to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf; (iii) provide that the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order; and (iv) provide that customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee.

When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the net asset value of the Fund.  Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.  The Fund ordinarily declares and pays dividends from its net investment income and makes distributions of net capital gains, if any, annually.

The amount of the Fund’s distributions may vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund.

The net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, income from corporate actions such as reorganizations, if any, and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.

TAXES

Information set forth in the Prospectus summarizes only key federal income tax considerations generally affecting purchasers of shares of the Fund.  The following is a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, possibly with retroactive effect.

Qualification as a Regulated Investment Company.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, plus 90% of its net income from tax-exempt obligations (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count towards the satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.  In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a conversion transaction, i.e., a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and, on a substantially contemporaneous basis, entering into a contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of the gain recharacterized as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment in the transaction for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, determined as if the transaction were a debt instrument, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code section 263(g).  Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction.  No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes, for certain purposes, the acquisition of a put option) or is substantially identical to another asset so used; (2) the asset is held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.  Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.”  Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to a mark-to-market election with respect to an investment in a PFIC) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the Income Requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of  any such issuer and does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies),  the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of the asset diversification test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, and the Student Loan Marketing Association, are treated as U.S. government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions generally will be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to noncorporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.  Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, or is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option, to buy substantially identical stock, or has otherwise diminished its risk of loss by holding other positions with respect to substantially similar or related property; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A.  The 46-day holding period must be satisfied during the 91-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 181-day period beginning 90 days before each applicable ex-dividend date.  Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder’s taxable income (determined without regard to the dividends-received deduction and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  If certain conditions are met, only 50% of the capital gain realized by the Fund with respect to domestic qualified small business stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund.  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Sale or Redemption of Shares.

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (including purchases through a pre-authorized investment or dividend reinvestment plan).  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.  Furthermore, such foreign shareholder may be subject to U.S. withholding tax at a 30% rate (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes which it is treated as having paid.  Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to years of the Fund beginning in 2005, 2006 or 2007.  The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the members of the Board (the “Trustees”), who are elected by the shareholders of the Trust, unless appointed to fill a vacancy in accordance with the By-laws of the Trust and the 1940 Act.  The Fund is managed by the Board in accordance with the laws of the State of Delaware.  There are currently six (6) Trustees, four (4) of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following table lists each Trustee, his year of birth, position with the Trust, principal occupations during the past five years, and other directorships.  Each Trustee oversees the Fund, the only portfolio of the Trust.  There is no defined term of office, and each Trustee serves until the earlier of his resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee has served in that position since July 2002.  Each Trustee’s address is c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

Name (Birth Year)	Position(s) Held with the Trust	Principal Occupation During Past 5 Years	Other Directorships
Independent Trustees
William B. Blundin (1939)	Trustee	Founder and Principal, Bransford Investment Partners, LLC (private asset management).	Trustee, the Saratoga Advantage Funds (12 investment portfolios).
Nicholas J. Kovich (1956)	Trustee	President and Chief Executive Officer, Kovich Capital Management (private asset management).	Trustee, the Milestone Funds (one investment portfolio).
Richard E. Ten Haken (1934)	Trustee	Chairman and President, Ten Haken & Associates, Inc. (management, financial, organizational and retirement consulting).	None.
Michael R. Walker (1948)	Trustee	Since 2004, Partner, Key Real Estate LLC; from 1998 to 2004, Chairman, Elder Trust; from 1985 to 2002, Chairman and CEO, Genesis Health Ventures (eldercare services).	None.
Interested Trustees
William C. Martindale, Jr. (1942)*	President and Trustee	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC (“CCA”).	None.
W. Christopher Maxwell (1943)**	Chairman of the Board, Trustee and Chief Executive Officer	Formerly, Managing Partner and Co-Founder of CCA (2001-2008); Managing Principal, Maxwell Associates, LLC (management consulting).	None.

*Mr. Martindale is deemed to be an “interested person” of the Trust by reason of his position as Managing Partner and Chief Investment Officer of CCA.

**Mr. Maxwell is deemed to be an “interested person” of the Trust by reason of his financial interest in CCA, and as the owner of a consulting firm that provides CCA with certain investment consulting services.  Mr. Maxwell owns approximately 23% of CCA.

The Board has an Audit Committee, whose function is to recommend independent auditors of the Fund and monitor accounting and financial matters.  The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blundin, Kovich and Walker.  The Board has designated Messrs. Kovich and Walker to be Audit Committee Financial Experts.  The Audit Committee met twice during the fiscal year ended September 30, 2008.

None of the Trustees owns shares of the Fund.  The following tables show the dollar ranges of securities beneficially owned by the Trustees in the Conestoga Small Cap Fund which was the only mutual fund in the Conestoga “family of funds” in operation as of December 31st, 2008.  No Independent Trustee or his immediate family member owns beneficially or of record an interest in the Adviser or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser.  As of December 31st, 2008, the Trustees and officers as a group owned 3.70% of the Small Cap Fund’s shares.

Independent Trustees	Dollar Range of Equity Securities in the Small Cap Fund
Mr. William B. Blundin	$10,000 - $50,000
Mr. Nicholas J. Kovich	None
Dr. Richard E. Ten Haken	Over $100,000
Mr. Michael R. Walker	Over $100,000

Interested Trustees	Dollar Range of Equity Securities in the Small Cap Fund
Mr. W.C. Martindale Jr.	Over $100,000
Mr. W.C. Maxwell	Over $100,000

Remuneration of Trustees.

Independent Trustees will receive $2,000 per in-person meeting.  Interested Trustees receive no compensation from the Trust.

Officers.

The following table lists each officer of the Trust, his or her year of birth, position with the Trust, and principal occupations during the past five years.  There is no defined term of office, and each officer of the Trust serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years
W. Christopher Maxwell (1943)	Chairman, since July 2002	See biographical information under “Board of Trustees” above.
William C. Martindale, Jr. (1942)	President, since July 2002	See biographical information under “Board of Trustees” above.
Robert M. Mitchell (1969)	Treasurer, since July 2002	Managing Partner and Co-Founder of CCA.

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years
Gregory B. Getts (1957)	Assistant Treasurer, since September 2006	President of Mutual Shareholder Services, LLC, the Fund’s transfer, shareholder servicing, dividend disbursing and accounting servicing agent (“MSS”).
Duane R. D’Orazio (1972)	Secretary, since July 2002 Chief Compliance Officer (Conestoga Small Cap Fund), since August 2004	Head Trader and Managing Partner of CCA.
Mark S. Clewett (1968)	Senior Vice President, since February 2006	Since 2006, Director of Institutional Sales and Client Service for CCA; from 1997 to 2005, Senior Vice President—Consultant Relationships for Delaware Investments.
Joseph F. Monahan (1959)	Senior Vice President, since February 2009	Senior Vice President and Chief Financial Officer of McHugh Associates (2001- December 2008).
David M. Lawson (1951)	Senior Vice President, since February 2009	President and Chief Operating Officer of McHugh Associates (1995- December 2008).
M. Lorri McQuade (1950)	Vice President, since September 2003	Partner (since 2003) and Administrative Manager (since 2001) of CCA.
Michelle L. Patterson (1976)	Vice President, since September 2003	Partner (since 2003) and Operations and Marketing Analyst (since 2001) of CCA.

The officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The mailing address of each officer of the Trust is 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

ADVISORY AND OTHER CONTRACTS

The following sections describe the Trust’s material agreements for investment advisory, custodial and transfer agency services.

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a Pennsylvania limited liability company, registered as an investment adviser with the SEC.  The Adviser is an indirect wholly owned subsidiary of

National Penn Bancshares, Inc. The Adviser’s officers and managers are Mr. Donald P. Worthington, Mr. James D. King, Ms. Michelle H. Debkowski, Ms. Karen L. Kleffel, and Mr. Richard A. Lord, Jr.

Investment Advisory Agreement.

On February 5th, 2009, the Board, including a majority of the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, subject to approval by shareholders (“Advisory Agreement”).  Under the terms of the Advisory Agreement, the Adviser pays all fund expenses except Rule 12b-1 fees, fees and expenses of the Trustees, taxes, interest and extraordinary expenses.  The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit the Fund’s expense ratio to 1.35% of the Fund’s average daily net assets until at least January 29, 2010.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Fund or any shareholder of the Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose.  The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Conestoga Capital Advisors, LLC, as a consultant, provides the Adviser with services with respect to administration of the Fund, but not with respect to the Fund’s investing in, purchasing, or selling securities, or other property.  All of such services are paid to Conestoga Capital Advisors, LLC by the Adviser and not by the Fund.

Portfolio Manager.

This section includes information about Terry L. Morris, the Fund’s portfolio manager, including information concerning other accounts he manages, the dollar range of Fund shares he owns and how he is compensated.

Other Accounts

Portfolio Manager	Number of Other Accounts (Total Assets) as of December 31, 2008	Number of Other Accounts (Total Assets) Subject to a Performance Fee as of December 31, 2008
Terry L. Morris
Other Investment Companies	0	0
Other Pooled Investment Vehicles	3 ($16.29 million)	0
Other National Penn Investors Trust Company Accounts	52 ($90.25 million)	0

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund.  As a result, these other accounts may invest in the same securities as the Fund.  The SAI section entitled “Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Fund Ownership

As of December 31, 2008, there is no ownership of Fund shares.

Compensation

Mr. Morris’ total compensation consists of base salary plus a bonus based on the performance of the investment success of strategies under Mr. Morris’ supervision.  Mr. Morris is also eligible to receive stock options and/or stock grants of National Penn Bancshares, Inc as well as customary employee benefits including pension and profit sharing and 401k participation.

Custodian.

UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106 (the “Custodian”) serves as custodian for the assets of the Fund under an agreement with the Trust, on behalf of the Fund, and the Adviser, dated February 5th, 2009 (the “Custodian Agreement”).  Under the Custody Agreement, the Custodian holds the Fund’s securities and keeps all necessary accounts and records.  Under this Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of fund securities; and (4) responds to correspondence from security brokers and others relating to its duties.  The Custodian may, with the approval of the Fund and at the Custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement.

Distributor.

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, NY 11530 (the “Distributor”) serves as distributor for the continuous offering of the Fund's shares.

Distribution Plan.

Effective February 5th, 2009, the Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan.  While the Distribution Plan remains in effect, the Fund will furnish to the Board a written report of the amounts spent by the Fund under the Plan and the purposes for these expenditures.  The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the Rule 12b-1 Trustees in a vote cast in person at a meeting called specifically for that purpose.  While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office, and a majority of the Board shall be comprised of Independent Trustees.

Shareholder Servicing Plan.

Effective February 5th, 2009, the Trust, on behalf of the Fund, adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-

authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

Transfer, Dividend Disbursing and Fund Accounting Agent.

On February 5th, 2009, the Trust, on behalf of the Fund, the Adviser, and Mutual Shareholder Services, LLC (“MSS”) entered into an Accounting Services Agreement and a Transfer Agent Agreement.  These Agreements provide that MSS serve as transfer, shareholder servicing, dividend disbursing and accounting servicing agent of the Fund.  Unless otherwise terminated, each Agreement will remain in force for a period of three (3) years; provided, however, that any party may terminate the agreement without penalty upon 60 days’ notice.  For services performed under the Agreements, the Adviser pays to MSS $11.50 annual fee per shareholder account subject to a monthly minimum of $775 plus $1,750 per month for fund accounting, subject to certain discounts.  Under the Agreements, the Adviser also agrees to reimburse MSS for certain out-of-pocket expenses related to the services that MSS provides to the Trust.

Independent Registered Public Accounting Firm.

Briggs, Bunting & Dougherty, LLP 1835 Market Street 26th Floor , Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust and the Independent Trustees.

Code of Ethics.

The Trust and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund and the Adviser must conform.  Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities.  Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policy

The Trust has adopted Proxy Voting Policy and Procedures to: (1) ensure that the Trust votes proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (2) address any conflicts that may arise between Fund shareholders on the one hand, and “affiliated persons” of the Fund or of the Adviser (or its affiliates) on the other; (3) provide for oversight of proxy voting by the Board; and (4) provide for the disclosure of the Funds’ proxy voting records and this Policy.

The Trust has delegated the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Fund to the Adviser, in accordance with this Policy, subject to oversight by the Board.  The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of the Fund’s shareholders, untainted by conflicts of interests.  The Trust’s Policy and the Adviser’s Policy are attached to this SAI at Appendix B.  Both Policies are subject to Board review annually.

Information regarding how the Fund voted proxies relating to portfolio securities is available: (1) without charge, upon request, by calling 1-800-292-2660; (2) at the Fund’s website (www.ialfx.com); and (3) at the SEC’s website (www.sec.gov).

Portfolio Transactions.

Under the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board, and in accordance with the Fund’s investment objective, policies and limitations, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions.  Portfolio securities purchased or sold through a broker-dealer usually include a brokerage commission.  At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers.  These transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.  While the Adviser generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.  The allocation of transactions to brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the quality and promptness of their execution (e.g., price paid or obtained for a security, speed of execution, ability to “work” a large order, etc.); their effectiveness of transaction clearing and settlement; their liquidity and the amount of capital commitment by the broker or dealer; the degree to which they have been available and responsive to the Adviser the quality and promptness of research and brokerage services provided to the Adviser (both in general and with respect to particular accounts); and whether the investment in question was brought to the Adviser’s attention by the particular broker-dealer.

Subject to the consideration of obtaining best execution, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

Multiple orders for the purchase or sale of the same security on behalf of clients of the Adviser are generally aggregated for block execution.  The Adviser will aggregate transactions for block execution only upon making a good-faith determination that the accounts participating in the block trade will benefit from such aggregation, if such aggregation is consistent with the Adviser’s duty to seek best execution (including duty to seek best price) for its clients, and if such aggregation is consistent with the terms of the investment advisory agreement with each client for which trades are being executed.

All accounts participating in a block execution receive the same execution price for equity or fixed income securities purchased or sold, as the case may be, for such accounts on a trading day.

In the event that a proprietary account is participating with the Fund in the block transaction, the proprietary account may receive an allocation only when the allocation is performed on a pro rata basis across all participating clients.  In the event that the Adviser deems it necessary to allocate the partially executed order on a basis other than pro rata, the proprietary account shall be excluded from receiving any allocation of the executed order, resulting in the allocation being made to the Fund only.

Investment decisions for the Fund are made independently from those made for any other account managed by the Adviser.  Such other accounts may also invest in the securities and may follow similar investment strategies as the Fund.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and any other account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to both the Fund and account.  In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain best execution.  In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser or its affiliates.

ADDITIONAL INFORMATION

Description of Shares.

The Trust Instrument, dated February 5, 2002, and amended and restated as of July 17, 2002, authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share.  The Trust currently has two series of shares.

The Trust’s Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular Fund that are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote.  There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the Board have been elected by the shareholders except upon the formation of the Trust, at which time the members of the Board then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust, such as the Trust, shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

The Trust Instrument provides that the Board has broad powers to amend the Trust Instrument or approve the reorganization of the Fund or any future series thereof, without the approval of shareholders, unless such approval is otherwise required by law.  The Trust Instrument allows the Trustees to take actions upon the authority of a majority of Board by written consent in lieu of a meeting.

Shareholder Voting Procedures.

The Trust’s Bylaws define the rights and obligations of the Trust’s officers and provide rules for routine matters such as calling meetings.  The Bylaws govern the use of proxies at shareholder meetings.  According to the Bylaws, proxies may be given by telephone, computer, other electronic means or otherwise pursuant to procedures reasonably designed, as determined by the Board, to verify that the shareholder has authorized the instructions contained therein.

Principal Holders of Securities.

The Fund began offering to the public for purchase shares of its securities on March 31, 2009.

Miscellaneous.

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI do not include certain information contained in the registration statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Reports.

After the Fund has been in operation for at least six months, shareholders will begin to receive reports at least semi-annually showing the Fund’s holdings and other information.  In addition, shareholders will receive annual financial statements that have been audited by the Fund’s independent auditors.

APPENDIX A - PROXY VOTING POLICIES

Proxy Voting Policy and Procedures

The Board of Trustees (the “Board”) of Conestoga Funds (“Conestoga”) has adopted this Proxy Voting Policy and Procedures to:

•	ensure that Conestoga votes proxies in the best interests of shareholders of its series portfolios (each a “Fund”) with a view toward maximizing the value of their investments;

•
address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Institutional Advisors LLC (the “Adviser”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•	provide for oversight of proxy voting by the Board; and

•	provide for the disclosure of the Funds’ proxy voting records and this Policy.

I.	Delegation to the Adviser

Conestoga hereby delegates the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to the Adviser, in accordance with this Policy, subject to oversight by the Board.

The Board has reviewed the Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Adviser will vote all proxies in the best interests of each Fund’s shareholders, untainted by conflicts of interests.  The Adviser’s Policy (attached as Exhibit A) is adopted as part of this Policy.  The Board must approve any material change in the Adviser’s Policy before it becomes effective with respect to the Funds.

II.	Disclosure

A.	Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, Conestoga shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve–month period ended June 30 (the “Voting Records”).  The Funds shall publish their Voting Records on their own public website as soon as is reasonably practicable after Conestoga files the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•	the name of the issuer of the portfolio security

•	the exchange ticker symbol of the portfolio security

•	the CUSIP number for the portfolio security

•	the shareholder meeting date

•	a brief identification of the matter voted upon

•	whether the matter was proposed by the issuer or by a security holder

•	whether the Fund cast a vote and, if so, how the vote was cast

•	whether the vote cast was for or against management of the issuer

B.	Disclosure about the Policy and How to Obtain Information

Description of the Policy.  The Funds’ statement of additional information (“SAI”) shall describe this Policy, including the Adviser’s Policy.  In lieu of a detailed description, a copy of this Policy and the Adviser’s Policy may be included in the SAI as an appendix, with a brief statement in the SAI itself.

A copy of the detailed description or of this Policy and the Adviser’s Policy shall be posted on the Fund’s website.

How to obtain a copy of the Policy.  The Funds shall disclose in all shareholder reports that a description of this Policy is available

•	without charge, upon request, by calling a toll-free number;

•	at the Funds’ website; and

•	at the SEC’s website, www.sec.gov.

How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•	without charge, upon request, by calling a toll-free number;

•	at the Fund’s website; and

•	at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Board Review

The Adviser shall report to the Board, at least annually, the Voting Records in a form as the Board may request.  This report shall:

•	describe any conflicts of interests that were identified in connection with the voting of securities under the Adviser’s Policy and how they were addressed; and

•	summarize all votes that were made other than in accordance with the Adviser’s Policy.

The Board shall review this Policy and the Adviser’s Policy at the same meeting, and determine whether any amendments to either Policy would be appropriate.

Adopted: February 5th, 2009

APPENDIX B

INVESTMENT ADVISER– PROXY VOTING POLICY

I.	Where Institutional Advisors LLC is the “Adviser”

A.
Every proxy received relating to stock (other than shares of National Penn Bancshares, Inc.) held in an account where the Adviser as investment manager shall, in the absence of any reasons to the contrary, be voted in the best financial interest of the individual account beneficiaries, or in the case of ERISA accounts, in the best financial interest of the plan.

B.	Voting issues shall be classified as routine and non-routine matters which are defined as follows:

1.	Routine Matters are defined as:

a)	Choosing directors

b)	Choosing auditors

c)	Choosing place and time of meetings

All routine matters will be voted by the Investment Group in favor of management without the necessity of extensive research being performed.

2.	Non-Routine Matters, including but not limited to the following:

a)	Business Proposals including increase in shares outstanding, adjustment of par value, stock splits and compensation programs (salaries, deferred compensation, bonuses, preferred incentive plans).

b)	Social issues that occasionally appear in proxy materials in an attempt to deal with activities of social conscience, often submitted by special interest groups.

c)	Shareholder Democracy issues such as anti-green mail proposals, proposal to rescind “poison pill” arrangements, etc.

d)
Proxy Contests which develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to affect a decided change in the corporation.

e)	As a matter of policy, the Adviser will vote against staggered board proposals, unless an exception is directed by the Adviser’s Proxy Voting Committee.

All non-routine matters will be researched by the Investment Group and a vote decided by the Adviser’s Proxy Voting Committee.

Adopted: February 5th, 2009

ATTACHMENT A

LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a list, as of February 5th, 2009, of the members of the Adviser’s proxy voting committee:

Terry L. Morris

Harlan W. Lavin, Jr.

Nancy Gigler-Smith (Proxy Administrator)

ATTACHMENT B

ANNUAL REPORT OF PROXY VOTING CONFLICTS

To:           ____________, Compliance Officer

From:       ____________, Proxy Administrator

Date:       ___________________

Re:           Proxy Voting Conflict of Interest

________________________________________________________________________

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.

By signing below, I certify that I have read and reviewed Institutional Advisors LLC’s Proxy Voting Policy and Procedures.  Furthermore, I acknowledge that, to the best of my knowledge and based upon my understanding of Advisor’s operations, material relationships and affiliations, policies, and procedures:

(      )      I have detected NO material conflicts of interest that have arisen in connection with the performance of my proxy-voting obligations.

(      )      I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Each of these conflicts has been mitigated by following Institutional Advisors LLC’s policies and procedures as it pertains to conflicts of interest.

Proxy Administrator:    _____________________________ (PRINT NAME)

Signature:                      _____________________________

Date:                              _____________________________